Exhibit 10.9

ADDENDUM TO LAND USE AGREEMENT

DATE JULY 20, 2011 (“THE ADDENDUM”)

Made and entered into at Kibbutz Sdot Yam on the 13th day of February 2012

Between:	CAESARSTONE SDOT YAM LTD.
Pvte. Co. 51-1439507
of Kibbutz Sdot Yam
(“the Company”)

of the one part;

And:	SDOT YAM AGRICULTURAL COOPERATIVE SOCIETY LTD.
Pvte. Co. 57-0003509
of Kibbutz Sdot Yam
(“the Kibbutz”)

of the other part;

WHEREAS:	The parties entered into a license agreement dated July 20, 2011 which is attached to this Agreement as Appendix A (“the Agreement”); and

WHEREAS	The parties wish to amend the provisions of the Agreement, as set forth in this Addendum;

Now therefore it is declared and agreed by the parties as follows:

1.	This Addendum constitutes an integral part of the Agreement.

2.	Clause 2.2 of the Agreement will be amended by inserting “December 31, 2012” in place of “December 31, 2011”.

3.	Apart from the aforesaid amendment, all the provisions of the Agreement will continue to apply without any change whatsoever.

In witness whereof the parties have hereunto signed:

Kibbutz Sdot Yam Cooperative Agricultural Society Enterprises Ltd.	CaesarStone Sdot Yam Ltd.

by ( - )	by ( - )

and ( - )	and ( - )